UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 9, 2016

Date of Report (Date of earliest event reported)

MONOTYPE IMAGING HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33612	20-3289482
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

600 Unicorn Park Drive

Woburn, Massachusetts 01801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (781) 970-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 9, 2016, Monotype Imaging Inc. (“Monotype Imaging”), a Delaware corporation and a wholly-owned subsidiary of Monotype Imaging Holdings Inc., a Delaware corporation (the “Company”), completed its previously announced acquisition (the “Merger”) of Olapic, Inc., a Delaware corporation (“Olapic”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated as of July 20, 2016 by and among Monotype Imaging, Project Wave Acquisition Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Monotype Imaging, Olapic, and Shareholder Representative Services LLC, a Colorado limited liability company. Upon the closing of the Merger, Monotype Imaging paid the holders of Olapic capital stock, vested options and warrants an aggregate of $130 million in cash consideration, subject to net asset, indebtedness, cash and transaction expense adjustments as set forth in the Merger Agreement, and Olapic became a wholly-owned subsidiary of Monotype Imaging.

The above description of the Merger Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on July 21, 2016, which is incorporated herein by reference.

Item 7.01 Regulation FD.

On August 9, 2016, the Company issued a press release announcing, among other things, the consummation of the Merger. A copy of the press release is furnished as Exhibit 99.1.

The information included on this Form 8-K pursuant to Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company intends to file the historical financial statements of Olapic required by Item 9.01(a) as an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The Company intends to file the pro forma financial information required by Item 9.01(b) as an amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of July 20, 2016 by and among Monotype Imaging Inc., Project Wave Acquisition Sub Inc., Olapic, Inc. and Shareholder Representative Services LLC as the Stockholders’ Representative (incorporated herein by reference to Exhibit 2.1 to Monotype Imaging Holdings Inc.’s Current Report on Form 8-K filed with the Commission on July 21, 2016)*

99.1	Press Release, dated as of August 9, 2016, of Monotype Imaging Holdings Inc.**

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.
**	Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOTYPE IMAGING HOLDINGS INC.

Date: August 9, 2016	By:	/s/ Scott E. Landers
Scott E. Landers
Chief Executive Officer

EXHIBIT LIST

Exhibit

2.1	Agreement and Plan of Merger, dated as of July 20, 2016 by and among Monotype Imaging Inc., Project Wave Acquisition Sub Inc., Olapic, Inc. and Shareholder Representative Services LLC as the Stockholders’ Representative (incorporated herein by reference to Exhibit 2.1 to Monotype Imaging Holdings Inc.’s Current Report on Form 8-K filed with the Commission on July 21, 2016)*

99.1	Press Release, dated as of August 9, 2016, of Monotype Imaging Holdings Inc.**

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules upon request by the SEC.
**	Furnished herewith.